SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

I.	Evergreen Alabama Municipal Bond Fund	Evergreen Municipal Bond Fund (the “Surviving Fund”)
Evergreen Connecticut Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund
(each, a “Target Fund”; together, the “Target Funds”)

The Board of Trustees of the Evergreen funds, at a meeting held on December 5-6, 2007, approved proposals to merge each of the Target Funds (as defined above) into the Surviving Fund and to submit those proposals for the approval of the respective Target Fund's shareholders.

If the shareholders of a Target Fund approve the proposal, the Surviving Fund will acquire all of the assets and assume all of the liabilities of the Target Fund and shareholders of the Target Fund will receive shares of the Surviving Fund in exchange for their Target Fund shares.  If approved, the mergers are expected to take place in April 2008.

Effective immediately, Mathew M. Kiselak will be the sole portfolio manager of each Target Fund.  In connection with these changes in portfolio management and approval of the merger proposals, a substantial amount of the securities held by each Target Fund is expected to be disposed of both before and after the proposed mergers. This could result in additional portfolio transaction costs to each Target Fund and the Surviving Fund and increased taxable distributions to shareholders of each Target Fund and the Surviving Fund.

Mr. Kiselak is a Director and Senior Portfolio Manager of the Tax Exempt Fixed Income Unit of EIMC. He has been with EIMC or one of its predecessors since 2000 and has over 19 years of investment experience.

The sections of each Target Fund's prospectus entitled "Fund Facts" and "The Funds’ Portfolio Managers" are revised accordingly.

II.            Evergreen California Municipal Bond Fund, Evergreen Intermediate Municipal Bond Fund and

Evergreen Short-Intermediate Municipal Bond Fund (the “Funds”)

Effective immediately, Mathew M. Kiselak will be the sole portfolio manager of each Fund.

The changes in portfolio management may result in changes in the Fund’s portfolio that could increase the Fund’s transaction costs and may result in the Fund realizing capital gains, distributions of which are taxable to shareholders.

Mr. Kiselak is a Director and Senior Portfolio Manager of the Tax Exempt Fixed Income Unit of EIMC. He has been with EIMC or one of its predecessors since 2000 and has over 19 years of investment experience.

The sections of each Fund's prospectuses entitled "Fund Facts" and "The Funds’ Portfolio Managers" are revised accordingly.

December 10, 2007                                                                                                                                               581374(12/07)